GENERAL AMERICAN INVESTORS
                                  COMPANY, INC


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange





                              450 Lexington Avenue
                              New York, N.Y. 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the six months ended June 30, 2002, our stockholders experienced a decrease of 16.5% on their investment in our Common Shares (assuming reinvestment of all dividends). The net asset value per Common Share decreased 13.6%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 13.2%. For the twelve months ended June 30, 2002, the results were negative as well. Our stockholders experienced a decrease of 21.3% and the net asset value per Common Share decreased 15.1%; these compare with a decline of 18% for the S&P 500. During each period, the discount at which our shares traded increased moderately and at June 30, 2002, it was 7.9%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2002, the net assets applicable to the Company's Common Stock were $935,286,977, equal to $30.08 per Common Share.

The decrease in net assets resulting from operations for the six months ended June 30, 2002 was $148,701,738. During this period, net realized loss on securities sold was $20,031,348 and the decrease in unrealized appreciation was $124,588,557. Net investment income for the six months was $1,318,167 and distributions to preferred stockholders amounted to $5,400,000.

During the six months, 141,500 shares of the Company's Common Stock were repurchased for $4,171,536 at an average discount from net asset value of 8.5%.

The decline in equities, now in its third year, accelerated in the period just ended and may be approaching a climax. We have had virtually no exposure to the debacle related to the telecommunications industry nor to any of the headline-grabbing examples of corporate malfeasance. Our cash reserves, furthermore, remain substantial. That our portfolio has declined in line with the S&P 500 benchmark, nonetheless, reflects the fact that stock valuations have remained high when viewed historically - an insuperable burden in the context of only modest economic recovery.

Our major holdings remain largely unchanged. Without exception they are sound, growing enterprises whose ownership should prove rewarding over time.

We would remind you that on March 26, 2002 the Company completed the development of a Web site. It can be accessed on the Internet at www.generalamericaninvestors.com and contains a wealth of information about the Company, including current NAV and market price data as well as historical dividend payments, financial reports, notices and press releases.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

July 10, 2002

2        STATEMENT OF ASSETS AND LIABILITIES June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Assets
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $430,793,009)                                                            $777,947,957
   Corporate discount notes (cost $307,481,399)                                                  307,481,399
                                                                                                ------------
      Total investments (cost $738,274,408)                                                    1,085,429,356

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $11,944                      $   117,573
   Receivable from broker for proceeds on securities sold short            22,024,835
   Dividends, interest and other receivables                                  558,884
   Prepaid expenses                                                         6,137,016
   Other                                                                      508,222             29,346,530
                                                                          -----------           ------------
TOTAL ASSETS                                                                                   1,114,775,886
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         5,245,129
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $22,024,835) (note 1a)        16,296,340
   Accrued expenses and other liabilities                                   7,707,440
                                                                          -----------

TOTAL LIABILITIES                                                                                 29,488,909

7.20% TAX-ADVANTAGED CUMULATIVE PREFERRED STOCK -
      6,000,000 shares at a liquidation value of $25 per share (note 2)                          150,000,000
                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK - 31,090,063 shares (note 2)                              $935,286,977
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                $      30.08
                                                                                                ============

Net Assets Applicable To Common Stock
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 31,090,063 shares at par value (note 2)                  $31,090,063
   Additional paid-in capital (note 2)                                    575,384,945
   Accumulated realized loss on investments                               (19,802,378)
   Undistributed net income                                                 1,370,904
   Unallocated distributions on Preferred Stock                            (5,640,000)
   Unrealized appreciation on investments and securities sold short
     (including aggregate gross unrealized
      appreciation of $407,770,928)                                       352,883,443
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $935,286,977
                                                                                                ============
(see notes to financial statements)

3      STATEMENT OF OPERATIONS Six Months Ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Income
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $21,770)                $ 3,394,084
   Interest                                                                 3,220,980
   Other Income                                                               229,782           $  6,844,846
                                                                          -----------
Expenses
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,518,378
   Administration and operations                                            1,308,137
   Office space and general                                                   246,669
   Transfer agent, custodian and registrar fees and expenses                  125,284
   Auditing and legal fees                                                    124,000
   Stockholders' meeting and reports                                           90,425
   Directors' fees and expenses                                                71,092
   Miscellaneous taxes                                                         42,694              5,526,679
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                              1,318,167

Realized Loss and Change in Unrealized Appreciation on Investments (notes 1d and 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on investments:
      Long transactions                                                   (21,212,129)
      Short sale transactions (note 1b)                                     1,180,781
                                                                          -----------
   Net realized loss on investments                                       (20,031,348)
   Net decrease in unrealized appreciation                               (124,588,557)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                         (144,619,905)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,400,000)
                                                                                                ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               ($148,701,738)
                                                                                                ============
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2002         December 31,
                                                                           (Unaudited)              2001
                                                                         --------------         ------------
Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                  $ 1,318,167           $ 12,512,405
   Net realized gain (loss) on investments                                (20,031,348)            70,720,822
   Net decrease in unrealized appreciation                               (124,588,557)           (87,697,439)
                                                                          -----------            -----------
   Distributions to Preferred Stockholders:
      From net income, including short-term capital gain                         -                (2,311,200)
      From long-term capital gain                                                -                (8,488,800)
      Unallocated distributions on Preferred Stock                         (5,400,000)                 -
                                                                           ----------           ------------
       Decrease In Net Assets From Preferred Distributions                 (5,400,000)           (10,800,000)
                                                                           ----------           ------------


DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (148,701,738)           (15,264,212)
                                                                          -----------           ------------
Distributions to Common Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (5,933,997)           (26,369,696)
   From long-term capital gain                                             (3,435,472)           (96,274,382)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (9,369,469)          (122,644,078)
                                                                          -----------           ------------
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)                -                81,091,222
   Cost of Common Shares purchased (note 2)                                (4,171,536)              (692,675)
                                                                          -----------            -----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                   (4,171,536)            80,398,547
                                                                          -----------            -----------
NET DECREASE IN NET ASSETS                                               (162,242,743)           (57,509,743)

Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,097,529,720          1,155,039,463
                                                                         ------------           ------------
END OF PERIOD (including undistributed net income of
 $1,370,904 and $52,737, respectively)                                   $935,286,977         $1,097,529,720
                                                                          ===========          =============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2002 and for each year in the five-year period ended December 31, 2001. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                          Six Months
                                             Ended                       Year Ended December 31,
                                         June 30, 2002  -------------------------------------------------------------
                                          (Unaudited)     2001         2000          1999          1998         1997
                                          -----------   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $35.14       $39.91      $41.74       $34.87        $29.15        $25.24
                                          ---------    ---------     -------      -------       -------      --------
      Net investment income                     .04          .41         .53          .45           .47           .21
      Net gain (loss) on securities -
        realized and unrealized               (4.63)        (.66)       6.12        11.32          9.44          7.15
                                          ---------    ---------     -------      -------       -------      --------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.07)(a)    (.11)(b)     (.07)(c)      (.03)          -
        Distributions from capital gains       -            (.29)       (.29)        (.35)         (.20)          -
        Unallocated                            (.17)          -          -            -            (.01)          -
                                          ---------    ---------     -------      -------       -------      --------
                                               (.17)        (.36)       (.40)        (.42)         (.24)          -
                                          ---------    ---------     -------      -------       -------      --------
   Total from investment operations           (4.76)        (.61)       6.25        11.35          9.67          7.36
                                          ---------    ---------     -------      -------       -------      --------
   Less distributions on Common Stock:
        Dividends from investment income       (.19)(d)     (.88)(e)   (2.30)(f)     (.71)(g)      (.48)         (.26)(h)
        Distributions from capital gains       (.11)       (3.28)      (5.78)       (3.77)        (3.24)        (3.19)
                                          ---------    ---------     -------      -------       -------      --------
                                               (.30)       (4.16)      (8.08)       (4.48)        (3.72)        (3.45)
                                          ---------    ---------     -------      -------       -------      --------

   Capital Stock transaction -
      effect of Preferred Stock offering        -             -           -            -           (.23)          -
                                          ---------    ---------     -------      -------       -------      --------
   Net asset value, end of period            $30.08       $35.14      $39.91       $41.74        $34.87        $29.15
                                          =========    =========     =======      =======       =======      ========

   Per share market value, end of period     $27.70       $33.47      $36.00       $37.19        $30.44        $26.19
                                          =========    =========     =======      =======       =======      ========

TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share   (16.51)%*      4.33%      19.10%       39.22%        31.31%        42.58%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)        $935,287   $1,097,530  $1,155,039   $1,094,519      $868,933      $702,597
   Ratio of expenses to average net assets
      applicable to Common Stock               0.54%*       1.02%       1.09%        1.01%         0.95%         0.98%
   Ratio of net income to average net assets
      applicable to Common Stock               0.13%*       1.15%       1.24%        1.23%         1.50%         0.80%
   Portfolio turnover rate                    10.84%*      23.81%      40.61%       33.68%        34.42%        32.45%
PREFERRED STOCK
   Liquidation value, end of period
      (000's omitted)                      $150,000     $150,000     $150,000    $150,000      $150,000           -
   Asset coverage                               724%         832%        870%         830%          679%          -
   Liquidation preference per share          $25.00       $25.00      $25.00       $25.00        $25.00           -
   Market value per share                    $25.95       $25.90      $24.25       $21.75        $25.88           -

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Represents short-term capital gain.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.
   (h) Includes short-term capital gain in the amount of $.05 per share. *Not annualized

6              STATEMENT OF INVESTMENTS June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     500,000    The Boeing Company                                     (COST $15,978,442)         $22,500,000
                                                                                                   ----------

COMMUNICATIONS AND INFORMATION SERVICES (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
     535,000    Cisco Systems, Inc. (a)                                                             7,463,250
     728,700    Cox Communications, Inc. Class A (a)                                               20,075,685
     180,000    NTL Incorporated (a)                                                                    5,760
                                                                                                   ----------
                                                                       (COST $13,742,586)          27,544,695
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Oberthur Card Systems S.A. (a)                                                        540,750
     339,500    Wind River Systems, Inc. (a)                                                        1,700,895
                                                                                                   ----------
                                                                        (COST $8,061,069)           2,241,645
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Ethan Allen Interiors, Inc.                                                         9,583,750
     875,500    Ford Motor Company                                                                 14,008,000
     150,000    Newell Rubbermaid Inc.                                                              5,259,000
     150,000    PepsiCo, Inc.                                                                       7,230,000
                                                                                                   ----------
                                                                       (COST $24,180,403)          36,080,750
                                                                                                   ----------
ELECTRONICS (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)          18,995,275
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Waste Management, Inc.                                 (COST $11,720,621)          15,630,000
                                                                                                   ----------
FINANCE AND INSURANCE (30.1%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    American International Group, Inc.                                                 20,469,000
     275,000    AmerUs Group Co.                                                                   10,202,500
     500,000    Annaly Mortgage Management, Inc.                                                    9,700,000
     700,000    Annuity and Life Re (Holdings), Ltd.                                               12,663,000
         315    Berkshire Hathaway Inc. Class A (a)                                                21,042,000
      78,912    Central Securities Corporation                                                      1,672,145
     625,000    Everest Re Group, Ltd.                                                             34,968,750
     500,000    Golden West Financial Corporation                                                  34,390,000
     440,000    John Hancock Financial Services, Inc.                                              15,488,000
     350,000    M&T Bank Corporation                                                               30,016,000
     300,000    MetLife, Inc.                                                                       8,640,000
     550,000    PartnerRe Ltd.                                                                     26,922,500
     600,000    Reinsurance Group of America, Incorporated                                         18,492,000
     260,000    SunTrust Banks, Inc.                                                               17,607,200
     225,000    Transatlantic Holdings, Inc.                                                       18,000,000
                                                                                                   ----------
                                                                      (COST $122,875,607)         280,273,095
                                                                                                   ----------

7        STATEMENT OF INVESTMENTS June 30, 2002 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.2%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (10.4%)
------------------------------------------------------------------------------------------------------------------------------------
     240,000    Alkermes, Inc. (a)                                                                 $3,842,400
     300,000    Bristol-Myers Squibb Company                                                        7,710,000
     270,000    Genaera Corporation (a)                                                               480,600
     600,000    Genentech, Inc. (a)                                                                20,100,000
     495,000    IDEC Pharmaceuticals Corporation (a)                                               17,547,750
     264,000    MedImmune, Inc. (a)                                                                 6,969,600
     140,000    Millennium Pharmaceuticals, Inc.(a)                                                 1,701,000
     150,000    OSI Pharmaceuticals, Inc. (a)                                                       3,603,000
   1,000,000    Pfizer Inc                                                                         35,000,000
                                                                                                   ----------
                                                                       (COST $68,946,841)          96,954,350
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)          12,426,500
                                                                                                   ----------

   HEALTH CARE SERVICES (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
      74,000    BioReliance Corporation (a)                                                         1,835,200
     450,000    Health Net, Inc. (a)                                                               12,046,500
                                                                                                  -----------
                                                                        (COST $9,077,421)          13,881,700
                                                                                                  -----------
                                                                       (COST $78,886,876)         123,262,550
                                                                                                  -----------
MISCELLANEOUS (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $28,830,503)          15,240,510
                                                                                                  -----------
OIL & NATURAL GAS (INCLUDING SERVICES) (4.0%)
------------------------------------------------------------------------------------------------------------------------------------
     850,000    El Paso Corporation                                                                17,518,500
   1,250,000    Halliburton Company                                                                19,925,000
                                                                                                  -----------
                                                                       (COST $34,153,312)          37,443,500
                                                                                                  -----------
 RETAIL TRADE (19.7%)
------------------------------------------------------------------------------------------------------------------------------------
     675,000    Costco Wholesale Corporation (a)                                                   26,068,500
   2,045,000    The Home Depot, Inc. (b)                                                           75,112,850
   2,650,000    The TJX Companies, Inc.                                                            51,966,500
     570,000    Wal-Mart Stores, Inc.                                                              31,355,700
                                                                                                  -----------
                                                                       (COST $49,514,414)         184,503,550
                                                                                                  -----------
SEMICONDUCTORS (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
     337,400    Brooks- PRI Automation, Inc. (a)                                                    8,623,944
     197,000    EMCORE Corporation (a)                                                              1,182,000
   1,644,900    IQE plc (a)                                                                         1,102,083
     250,000    Zarlink Semiconductor Inc. (a)                                                      1,272,500
                                                                                                  -----------
                                                                       (COST $21,075,656)          12,180,527
                                                                                                  -----------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
         (d)      Sequoia Capital IV                                                                    2,500
     432,000    Silicon Genesis Corporation Series C Preferred                                      1,503,360
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                    546,000
                                                                                                  -----------
                                                                        (COST $6,896,127)           2,051,860(e)
                                                                                                  -----------

   TOTAL COMMON STOCKS (83.2%)                                        (COST $430,793,009)         777,947,957
                                                                                                  -----------

8        STATEMENT OF INVESTMENTS June 30, 2002 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $85,400,000    American Express Credit Corporation notes due 7/1-7/30/02; 1.75%-1.76%            $85,256,935
  47,000,000    Ford Motor Credit Company notes due 7/8-7/16/02; 2.02%-2.04%                       46,884,110
  74,700,000    General Electric Capital Corp. notes due 7/11-7/25/02; 1.74%-1.78%                 74,565,582
  64,400,000    General Motors Acceptance Corp. notes due 7/2-8/1/02; 2.00%-2.02%                  64,265,032
  36,600,000    Sears Roebuck Acceptance Corp. notes due 7/1-8/12/02; 1.70%-2.04%                  36,509,740
                                                                                                  -----------
                                                                    (COST $307,481,399)           307,481,399
    Liabilities in excess of cash, receivables and other assets                                      (142,379)
                                                                                                  -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (32.8%)                                         307,339,020
                                                                                                  -----------
PREFERRED STOCK (-16.0%)                                                                         (150,000,000)
                                                                                                  -----------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                     $935,286,977
                                                                                                 ============

 (a) Non-income producing security.                             (d) A limited partnership interest.
 (b) 1,000,000 shares held by custodian in a segregated         (e) Fair value of each holding in the opinion of the Directors.
     custodian account as collateral for open short positions.
 (c) Restricted security.



--------------------------------------------------------------------------------





          STATEMENT OF SECURITIES SOLD SHORT June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
     378,000    Molex Incorporated                                                                $12,674,340
     100,000    Southwest Bancorporation of Texas Inc.                                              3,622,000
                                                                                                   ----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $22,024,835)          $16,296,340
                                                                                                   ==========
(see notes to financial statements)

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. Significant Accounting Policies

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. Capital Stock and Dividend Distributions

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 31,090,063 shares and 6,000,000 shares, respectively, were outstanding at June 30, 2002. On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

In accordance with Emerging Issues Task Force Topic No. D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Company has reclassified its Preferred Stock outside of permanent equity in the Statement of Assets and Liabilities. In addition, distributions to Preferred Stockholders are now classified as a component of the "Increase (Decrease) in Net Assets Resulting from Operations" in the Statements of Operations and of Changes in Net Assets and as a component of the "Total from Investment
Operations" in the Financial Highlights. This change has no impact on the Net Assets Applicable to the Common Stock of the Company.

10            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

             2. Capital Stock and Dividend Distributions - continued

Transactions in Common Stock during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                         Shares                         Amount
                                                    --------------------          --------------------
                                                       2002        2001            2002          2001
                                                       ----        ----            ----          ----
Shares issued in payment of dividends (includes
   28,400 shares issued from treasury)                 -       2,310,019             -       $2,310,019
Increase in paid-in capital                                                          -       78,781,203
                                                                                ----------   ----------
   Total increase                                                                    -       81,091,222
                                                                                ----------   ----------

Shares purchased (at an average discount from net
   asset value of 8.5% and 9.0%, respectively)      141,500       19,000       ($141,500)       (19,000)
Decrease in paid-in capital                                                   (4,030,036)      (673,675)
                                                                              ------------   ----------
   Total decrease                                                             (4,171,536)      (692,675)
                                                                              ------------   ----------
Net increase (decrease)                                                      ($4,171,536)   $80,398,547
                                                                              ============   ==========



At June 30, 2002, the Company held in its treasury 141,500 shares of Common Stock with an aggregate cost in the amount of $4,171,536.

            3. Officers' Compensation and Retirement and Thrift Plans

The aggregate  compensation paid by the Company during the six months ended June
30,   2002  to  its   officers   amounted   to   $2,711,500.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. Purchases and Sales of Securities

Purchases and sales of investment securities and securities sold short (other than short-term securities) for the six months ended June 30, 2002 were as follows:

                                      Purchases        Sales
                                   ------------    ------------
Long transactions                   $91,740,453    $100,865,737
Short sale transactions               3,909,654       3,780,816
                                   ------------    ------------
Total                               $95,650,107    $104,646,553
                                   ============    ============





At June 30, 2002, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.



                            5. Restricted Securities

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        ------------   -----------   -----------
Sequoia Capital IV*                                        1/31/84     $   886,407    $    2,500
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720     1,503,360
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000       546,000
                                                                       -----------   -----------
Total                                                                  $ 6,896,127    $2,051,860
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

                          6. Operating Lease Commitment

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $139,200 for the six months ended June 30, 2002. Minimum rental commitments under the operating lease are approximately $403,000 in 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 in 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11      MAJOR STOCK CHANGES* Three Months Ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                        Shares Held
Increases                                              Shares          June 30, 2002
-------------------------------------------------------------------------------------
New Positions
   El Paso Corporation                                 850,000             850,000

Additions
   Alkermes, Inc.                                       20,000             240,000
   American International Group, Inc.                   70,000             300,000
   The Boeing Company                                   75,000             500,000
   Brooks-PRI Automation, Inc.                          62,400 (a)         337,400
   Cox Communications, Inc. Class A                    150,000             728,700
   Everest Re Group, Ltd.                               75,000             625,000
   Genentech, Inc.                                     275,000             600,000
   Health Net, Inc.                                     50,000             450,000
   Millennium Pharmaceuticals, Inc.                     20,000             140,000
   Pfizer Inc                                          110,000           1,000,000



Decreases
-------------------------------------------------------------------------------------
Eliminations
   AXT, Inc.                                           105,000                 -
   Coca-Cola Enterprises Inc.                          475,000                 -
   Johnson & Johnson                                   155,000                 -
   PRI Automation, Inc.                                120,000 (a)             -
   Viewpoint Corporation                               226,100                 -

Reductions
   AmerUs Group Co.                                     25,000             275,000
   Annaly Mortgage Management, Inc.                     25,000             500,000
   BioReliance Corporation                              26,000              74,000
   Golden West Financial Corporation                    25,000             500,000
   Halliburton Company                                 150,000           1,250,000
   IQE plc                                             201,100           1,644,900
   M&T Bank Corporation                                 10,000             350,000
   Oberthur Card Systems S.A.                           75,000             175,000
   PepsiCo, Inc.                                        25,000             150,000


*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Received 62,400 shares of Brooks-PRI Automation, Inc. in exchange for 120,000 shares of PRI Automation, Inc. in conjunction with a merger.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
                    Arthur G. Altschul, Jr.    Bill Green
                    Lewis B. Cullman           Sidney R. Knafel
                    Spencer Davidson           Richard R. Pivirotto
                    Gerald M. Edelman          Joseph T. Stewart, Jr.
                    John D. Gordan, III        Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

Counsel
Sullivan & Cromwell

Independent Auditors
Ernst & Young LLP

Custodian
Deutsche Bank Trust
  Company Americas


Transfer Agent and Registrar
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com


                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statements of investments and securities sold short, as of June 30, 2002, and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 2002. These financial statements and financial highlights are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 2001 and financial highlights for each of the five years in the period then ended and in our report, dated January 15, 2002, we expressed an unqualified opinion on such financial statement and financial highlights.

New York, New York                                            ERNST & YOUNG LLP
July 15, 2002